Exhibit 3.1

ROSS MILLER
Secretary of State
204 North Carson Street Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.380)

Filed in the office of	Document Number 20070757228-30

Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/05/2007 12:22 PM

Entity Number E0382242007-0

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.380 • Before Issuance of Stock)

1. Name of corporation:
DIGITAL VALLEYS CORP

2. The articles have been amended as follows (provide article numbers, if available):

Per Share Count: 100,000,000
Per Share Value: $0.001

3. The undersigned declare that they constitute at least two-thirds of the Incorporators ☐, or of the board of directors ☒ (check one box only)

4. Effective date of filing (optional):

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures (if more than two signatures, attach an 8 1/2" X 11" plain sheet with the additional signatures.)

☒	☒

Signature	Signature

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	(ILLEGIBLE)

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that DIGITAL VALLEYS CORP. did on May 21, 2007, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on June 1, 2007.

ROSS MILLER
Secretary of State

By
Certification Clerk

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(PURSUANT TO NRS 78)

Filed in the Office of	Document Number 20070355474-97

Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/21/2007 9:05 AM

Entity Number E0382242007-0

   USE BLACK INK ONLY - DO NOT HIGHLIGHT                               ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:	Digital Valleys Corp

2.	Resident Agent Name and Street Address:

Business Filings Incorporated ______________________________________________
Name__________________________________________________________________
6100 Neil Road, Suite 500 _________________ Reno _______________ Nevada 89511 (MANDATORY) Physical Street Address _____ City ____________________ Zip Code (OPTIONAL) Mailing Address ______________ City ______________ State Zip Code

3.	Shares	Number of shares ______________ Par value	0.01	Number of shares
		with par value: 2,000 ___________per share: $		without per value:

4.	Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age attach additional page if more than 3 directors/trustees)	1. Adil H Y Shorap _______________________________________________________ Name_________________________________________________________________
150 Sanford Ave ____________________ Ottawa ________________ Canada K2C 0E8
Street Address ________________________City _________________ State Zip Code
2. ______________________________________________________________________
Name __________________________________________________________________
________________________________________________________________________
Street Address ___________________________ City ______________ State Zip Code
3. ______________________________________________________________________
Name __________________________________________________________________
_________________________________________________________________________
Street Address ________________________City _________________ State Zip Code

5.	Purpose: (optional - see instructions)	The purpose of this Corporation shall be:_______________________________________
All lawful business

6.	Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)
The Nevada Company, Terese Coulthard, Asst. Sec.☒
		Name	Signature
8025 Excelsior Drive, Suite 200 __________________ Madison _________ WI 53717
Address ___________________________City ____________________ State Zip Code

7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation.
☒
May 18, 2007
		Authorized Signature of R. A. or On Behalf of R. A. Company		Date

This form must be accompanted by appropriate fees.	Nevada secretary of state Form 75 Article 2007 Revision of